UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 1997


                                STANT CORPORATION
             (Exact name of Registrant as specified in its charter)



        Delaware                    33-63914                   35-1768429
(State of Incorporation)     (Commission file number)     (I.R.S. Employer
                                                          Identification No.)


         425 Commerce Drive
          Richmond, Indiana                            47374
(Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code:  (317) 962-6655


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5:  Other Events.


         On January 24, 1997, Stant Corporation ("Stant") announced that it had appointed John P. "Jack" Reilly as a Director and as its new President and Chief Executive Officer. Mr. Reilly took over from David R. Paridy, who retired as an officer and Director of Stant after serving as President and Chief Executive Officer since 1987 and an employee of Stant and its predecessor for 34 years. The Press Release issued by Stant with respect to these maters is attached as Exhibit A to this Current Report on Form 8-K.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               STANT CORPORATION




Date:     January 24, 1997            By:      Thomas E. Schmitt
       ----------------------                 ----------------------
                                               Thomas E. Schmitt
                                               Sr. Vice President - Finance
                                               and Chief Financial Officer